UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2013

LaserLock Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-31927 (Commission File Number)	23-3023677 (I.R.S. Employer Identification No.)

3112 M Street NW
Washington, D.C.	20007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 400-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.07.                   Submission of Matters to a Vote of Security Holders.

On December 9, 2013, LaserLock Technologies, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders. At the meeting, the stockholders voted on (1) the election of eight directors, (2) the ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for fiscal year 2013, (3) approval and adoption of the LaserLock Technologies, Inc. 2013 Omnibus Equity Compensation Plan, (4) approval, on an advisory basis, of a resolution regarding executive officer compensation and (5) approval, on an advisory basis, of a resolution regarding how frequently the Company will submit future advisory votes on executive officer compensation to our stockholders. The voting results on these proposals were as follows:

Proposal 1. Election of eight directors to hold office until 2014.

Nominee	Votes For	Withheld	Broker Non-Votes
Neil Alpert	155,524,699	2,305,000	35,720,405
Claudio R. Ballard	157,026,008	796,691	35,720,405
Michael Chertoff	157,153,533	669,166	35,720,405
Constance B. Harriman	137,114,533	20,708,166	35,720,405
General Peter Pace	156,977,533	845,166	35,720,405
Michael R. Sonnenreich	156,887,533	935,166	35,720,405
Jonathan R. Weinberger	156,974,533	848,166	35,720,405
Paul Wolfowitz	157,153,533	669,166	35,720,405

Proposal 2. Ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
224,419,143	4,274,483	201,700	0

Proposal 3. Approval and adoption of the LaserLock Technologies, Inc. 2013 Omnibus Equity Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,433,927	1,244,500	28,461,244	35,752,655

Proposal 4. Approval, on an advisory basis, of a resolution regarding executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
191,586,071	1,553,500	28,461,244	35,752,655

Proposal 5. Approval, on an advisory basis, of a resolution regarding how frequently we will submit future advisory votes on executive officer compensation to our stockholders.

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
173,840,021	19,086,300	350	216,000	35,752,655

Item 8.01. Other Events.

At the 2013 Annual Meeting of Stockholders, a majority of the Company’s outstanding shares of voting capital stock that voted on the matter were voted in favor of conducting future advisory votes on executive compensation on an “every one year” basis. The Company’s Board of Directors had likewise recommended a vote for the “every one year” option as to frequency of conducting future advisory votes on executive compensation. The Company has considered the stockholder vote and intends to conduct future advisory votes on executive compensation on an “every one year” basis until at least the next vote by the Company’s stockholders on the frequency of such votes, which will be no later than the Company’s 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Neil Alpert
Neil Alpert President and CEO

Dated:  December 13, 2013